Second-Quarter 2020 Results July 24, 2020 Exhibit 99.2

Q2 2020 Conference Call Details Live Webcast July 24, 2020 10:00 AM ET Dial-In Number (866) 209-9085 Domestic (647) 689-5687 International Webcast at www.altramotion.com Replay (800) 585-8367 Domestic* (416) 621-4642 International* Conference ID: 6459679 *Phone replay through August 7, 2020 Webcast replay also available at www.altramotion.com

Safe Harbor Statement Forward-Looking Statements All statements, other than statements of historical fact included in this release are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed”, “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management's current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward looking statements are inherently uncertain, and investors must recognize that events could differ significantly from our expectations. These statements include, but may not be limited to, the statements under “Business Outlook,” statements regarding expectations with respect to the Company continuing to benefit from lower U.S. healthcare expenses and statements regarding the COVID-19 pandemic and (a) the Company’s navigation through such pandemic, (b) expectations regarding the ability of certain of the Company’s markets to benefit following recovery from such pandemic, such as factory automation, robotics, medical equipment and food processing, (c) limited visibility due to the uncertainty of such pandemic and the Company’s belief that it is well positioned to deliver on its 2020 guidance assuming it maintains current order rates and (d) the Company’s control of what it can control in the short-term while protecting the necessary resources to drive growth and thrive as a premier industrial company for the long term when the global economy recovers. In addition to the risks and uncertainties noted in this release, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in political and economic conditions in the United States and abroad and the cyclical nature of our markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, and the effects of tariffs and other trade actions taken by the United States and other countries (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on our customers, (7) risks associated with a disruption to our supply chain, (8) fluctuations in the costs of raw materials used in our products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, including cyber-attacks or other security breaches, and failure to comply with data privacy laws or regulations, (18) risks associated with our debt leverage, (19) risks associated with restrictions contained in the agreements governing Altra’s $400 million aggregate principal amount of 6.125% senior notes due 2026 and Altra’s revolving credit facility and term loan facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of our enterprise resource planning system, (23) risks associated with the Svendborg, Stromag, and A&S acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements we have with suppliers, (25) risks related to our relationships with strategic partners, (26) our ability to offset increased commodity and labor costs with increased prices, (27) risks associated with our exposure to variable interest rates and foreign currency exchange rates, (28) risks associated with interest rate swap contracts, (29) risks associated with our exposure to renewable energy markets, (30) risks related to regulations regarding conflict minerals, (31) risks related to restructuring and plant consolidations, (32) risks related to our acquisition of A&S, including (a) the possibility that we may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate A&S, (b) expected or targeted future financial and operating performance and results, (c) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (d) our ability to retain key executives and employees, (e) slowdowns or downturns in economic conditions generally and in the markets in which the A&S businesses participate specifically, (f) lower than expected investments and capital expenditures in equipment that utilizes components produced by us or A&S, (g) lower than expected demand for our or A&S’s repair and replacement businesses, (h) our ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, (i) the integration of A&S being more difficult, time-consuming or costly than expected, (j) the inability to undertake certain corporate actions that otherwise could be advantageous to comply with certain tax covenants, (k) potential unknown liabilities and unforeseen expenses related to the acquisition and (l) the impact on our internal controls and compliance with the regulatory requirements under the Sarbanes-Oxley Act of 2002, (33) the risk associated with the UK’s departure from the European Union, (34) Altra’s ability to achieve the efficiencies, savings and other benefits anticipated from its cost reduction, margin improvement, restructuring, plant consolidation and other business optimization initiatives, (35) the risks associated with transitioning from LIBOR to a replacement alternative reference rate, (36) the scope and duration of the COVID-19 global pandemic and its impact on global economic systems and our employees, sites, operations, customers and supply chain, and (37) other risks, uncertainties and other factors described in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and in the Company's other filings with the U.S. Securities and Exchange Commission (SEC) or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda and Speakers Executive Overview COVID-19 Response Market Review Q2 Financial Review & 2020 Guidance Concluding Remarks Q&A Carl Christenson Chairman & Chief Executive Officer Christian Storch Vice President & Chief Financial Officer 1. 2. 3. 4. 5. 6. [photo] [photo]

Q2 2020 Strategic Highlights We remain committed to our four strategic priorities to drive shareholder value and realize our vision as a premier industrial company: Our resilient, cash-generative business model Benefit from broad diversity of end-markets Strong demand from certain end markets Outperformance in key verticals Against the backdrop of a challenging market we are encouraged by: [graphic] LEVERAGE ALTRA’S STRENGTHS [GRAPHIC] FOCUS ON MARGIN ENHANCEMENT [GRAPHIC] EXPEDIENTLY DE-LEVER [GRAPHIC] DRIVE TOP-LINE ORGANIC GROWTH

Q2 2020 Performance Highlights Exceeded topline expectations with sales of $400.8 million compared with $466.5 million in Q2 2019 Driven by outperformance in select markets, including Class 8 truck and wind energy markets in China Somewhat better than anticipated overall demand Aggressive cost reductions led to strong bottom-line performance $21.7 million net income, or $0.34 per diluted share Non-GAAP earnings per share* of $0.60 Non-GAAP EBITDA margin* up 170 bps as compared to Q2 2019 Tremendous cash-flow generation supported pay-down of $24 million of debt and 100% of Q1 revolver draw down 36% Q2’20 GAAP Gross Margin 18% Q2’20 Non-GAAP Operating Margin* 22% Q2’20 Non-GAAP adjusted EBITDA Margin* *See appendix for discussion and reconciliation of non-GAAP measures

SAFETY FIRST FINANCIAL FLEXIBILITY Managing operations to minimize customer disruption, ensure continuity of supply and maximize business opportunities. Took aggressive actions to reduce cost, maintain a strong balance sheet and manage leverage. BUSINESS CONTINUITY Prioritizing safety with work-from-home policy, safety practices at all locations and restricting non-essential travel. Resilient and Nimble COVID-19 Response PLAYING OFFENSE Positioning Altra to emerge a stronger company.

Q2 2020 Key End-Market Drivers Renewable Energy up low single digits driven by strong wind demand Factory Automation & Specialty Machinery up high single digits Ag up mid single digits driven by strength across several businesses Aerospace & Defense down mid single digits as a result of soft Aerospace market Transportation sales down low double digits. Strong demand in China offset by NA and EMEA Distribution sales down low double digits related to lower general industrial activity Metals down double digits due to declines in oil & gas, automotive and construction Mining down low double digits impacted by commodity prices Turf & garden down double digits due in large part to decline in discretionary spending Oil and Gas down double digits due to COVID-19 and global industry trade tensions Medical Equipment down low double digits, up sequentially

Q2 2020 Financial Highlights YOY Q2 2020 Q2 2019 Sales -14.1% $400.8M $466.5M Organic Growth * (12.5%) FX (160 bps) GAAP Diluted EPS -24% $0.34 $0.45 Non-GAAP Diluted EPS* -15% $0.60 $0.71 Non-GAAP Income from Operations Margin* 90 bps 17.8% 16.9% GAAP Gross Profit Margin Flat 35.8% 35.8% Non-GAAP Adjusted EBITDA Margin* 170 bps 22.2% 20.5% *See appendix for discussion and reconciliation of non-GAAP measures

Balance Sheet Highlights Top Priority Is To Reduce Debt And De-lever Balance Sheet Adequate Liquidity and No Short-Term Debt Maturities * Excludes $12.9 million of other debt that has various maturities Millions Q2 Highlights: Capex of $9.1M, down ~10% YOY Paid down $24M debt in Q2; $180M since A&S acquisition Paid back $100M drawn on revolver Quarterly dividend of $0.04 Realistic path to 30% to 35% de-levering Strong Non-GAAP Adjusted Free Cash Flow Generation* +38% *See appendix for discussion and reconciliation of non-GAAP measures $295M $220M As of June 30, 2020 Available Credit Line Cash Balance Debt Maturities* Millions $1,160 2025 $400 2026 $46.7 Q2 2019 +38% $64.4 Q2 2020

2020 Guidance – Updated 7/24/2020 FY2020 Sales $1,580 to $1,640 million GAAP Diluted EPS Loss of $1.16 to loss of $0.94 Non-GAAP Diluted EPS* $2.05 to $2.30 Non-GAAP Adjusted EBITDA* $305 to $330 million Capital Expenditures $40 to $45 million Depreciation and Amortization $124 to $127 million Tax Rate (before discrete items) 21% to 23% *See appendix for discussion and reconciliation of non-GAAP measures

Diverse portfolio exposed to early-cycle markets 1 Strong cultural foundation and proven world-class business systems 2 Cash-generative business model with track record of balance sheet management 3 Positioning Altra to emerge as a stronger company 4 Positioned to Deliver Sustainable Value Leveraging Altra’s Fundamental Strengths in the Current Environment

*Discussion of Non-GAAP Measures . The non-GAAP financial measures used in this release are utilized by management in comparing our operating performance on a consistent basis. We believe that these financial measures are appropriate to enhance the overall understanding of our underlying operating performance trends compared to historical and prospective periods and our peers. We believe that these measures provide important supplemental information to management and investors regarding financial and business trends relating to the Company's financial condition and results of operations as well as insight into the compliance with our debt covenants. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to our GAAP results has been provided in the financial tables included in this press release. Organic Sales Organic sales in this release excludes the impact of foreign currency translation. Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, Non-GAAP Operating Income Margin, and Non-GAAP Diluted EPS Guidance Non-GAAP Net Income, Non-GAAP Income From Operations, Non-GAAP Diluted Earnings Per Share, and Non-GAAP Diluted Earnings Per Share Guidance exclude acquisition related amortization expense, acquisition related expense, acquisition related stock compensation expense, restructuring and consolidation costs, non-cash amortization of interest rate swap expense and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Diluted Earnings Per Share is calculated by dividing Non-GAAP Net Income by GAAP weighted average shares outstanding (diluted). Non-GAAP Operating Income Margin is calculated by dividing Non-GAAP Income From Operations by GAAP Net Sales. Non-GAAP Adjusted EBITDA Adjusted EBITDA represents earnings before interest, taxes, depreciation, acquisition related amortization, acquisition related costs, restructuring costs, stock-based compensation, asset impairment and other income or charges that management does not consider to be directly related to the Company’s core operating performance. Non-GAAP Adjusted EBITDA Margin Non-GAAP Adjusted EBITDA margin is calculated by dividing Non-GAAP Adjusted EBITDA by GAAP Net Sales. Non-GAAP Free Cash Flow Non-GAAP Free Cash Flow is calculated by deducting purchases of property, plant and equipment and adding back the payment for interest rate swap settlement from net cash flows from operating activities. Non-GAAP Adjusted Free Cash Flow Non-GAAP Adjusted Free Cash Flow is calculated by adding back the payment for the interest rate swap settlement to Non-GAAP Free Cash Flow. Non-GAAP Operating Working Capital Non-GAAP Operating Working Capital is calculated by deducting accounts payable from net trade receivables plus inventories. Net Debt Net Debt is calculated by subtracting cash from total debt.

Appendix Non-GAAP Measures * Non-GAAP Net Income (amounts in millions) Q2 2020 Q2 2019 Net income $21.7 $29.0 Restructuring costs 1.5 3.2 Acquisition related stock compensation expense 0.5 0.8 Acquisition related amortization expense 17.3 17.6 Acquisition related expense – 0.2 Non-cash amortization of interest rate swap expense 2.2 – Tax impact of above adjustments (4.6) (1) (5.2) (2) Non-GAAP net income* 38.6 45.6 Non-GAAP diluted earnings per share* $0.60 $0.71 (1) tax impact is calculated by multiplying the estimated effective tax rate, 23% by the above items (2) tax impact is calculated by multiplying the estimated effective tax rate, 23.9% by the above items Non-GAAP Adjusted free Cash Flow (amounts in millions) Q2 2020 Q2 2019 Operating Cash Flow $38.8 $56.8 Less Capex (9.1) (10.1) Non-GAAP Free Cash Flow 29.7 46.7 Payment for termination of interest rate swap 34.7 0.0 Non GAAP Adjusted Free Cash Flow $64.4 $46.7 Non-GAAP Income from operation (amounts in millions Q2 2020 Q2 2019 Income from operations $52.1 $57.1 Restructuring costs 1.5 3.2 Acquisition related stock compensation expense 0.5 0.8 Acquisition related amortization expense 17.3 17.6 Acquisition related expenses – 0.2 Non-GAAP income from operations* $71.4 $78.9 Non-GAAP Operating Working Capital (amounts in millions) Q2 2020 Q2 2019 Accounts Receivable $230.6 $243.2 Inventories 223.1 222.5 Accounts Payable (140.1) (154.7) Operating working Capital $313.6 $311.0 Net Debt (amounts in millions) Q2 2020 Q2 2019 Total Debt $1,572.9 $1,604.0 Cash (220.1) (167.3) Net Debt $1,352.8 $1,436.7

Appendix Non-GAAP Measures * Non-GAAP Income from operations by Segment (amounts in millions) Quarter ended June 30, 2020 Power Transmission Technologies Automation and Specialty Corporate Total Income/(loss) from operations $23.6 $24.8 $3.7 $52.1 Restructuring costs 0.3 1.2 - 1.5 Acquisition related stock compensation expense - - 0.5 0.5 acquisition related amortization expense 2.2 15.1 - 17.3 Non-GAAP income from operations* $26.1 $41.1 $4.2 $71.4 Income from operations as a percent of Segment net sales 13.3% 20.0% 17.8% *Reconciliation of 2020 Non-GAAP Net Income Guidance and Diluted EPS Guidance (amounts in millions except per share information) Projected Fiscal Year 2020 Net Income Fiscal Year 2020 Diluted earnings per share Net loss and diluted earnings per share ($75.1 - $60.5) ($1.16 - $0.94) Restructuring cists 3.7-5.7 Cross currency interest rate swap settlement fee 0.9 Acquisition related stock compensation expense 1.8 Acquisition related amortization expense 67.8 - 70.0 Impairment of intangible assets- trademarks 8.4 Non-cash amortization of interest rate swap expense 9.0 Tax impact of above adjustment (1) (2) (20.8 - 22.5) Impairment of intangible assets- goodwill 139.1 2019 tax benefit due to income tax rate change (2.8) Non-GAAP net income $132.9 - $149.1 $2.05 - $2.30 (1) Adjustments are made pre-tax, with net impact listed separately (2) Tax impact is calculated by multiplying the effective tax rate for the period of 23.0% Reconciliation of GAAP to Non-GAAP Operating Margin (amounts in millions) Quarter ended June 30, 3030 GAAP Operating Income Adjustments Non-GAAP Operating Income Net sales $400.8 $- $400.8 Cost of sales 257.4 - 257.4 Gross profit 143.4 - 143.4 Operating expenses selling, general and administrative expenses 75.8 17.8 58.0 Research and development expenses 14.0 - 14.0 Restructuring costs 1.5 1.5 - Income from operations $52.1 $19.3 $71.4 GAAP and non-GAAP income from operations as a percent of net sales 13.0% 17.8% *Reconciliations of 2020 Non-GAAP Adjusted EBITDA Guidance (Amounts in millions) Fiscal Year 2020 Net loss ($75.1 - $60.5) Interest expense 75.1 - 75.4 Tax Expense 15.6 - 20.0 Depreciation Expense 55.3 - 57.0 Amortization Expense 68.7 - 70.0 Stock Based Compensation 14.2 - 14.9 Impairment of goodwill and intangible asset 147.5 Restructuring and consolidation costs 3.7-5.7 Non-GAAP Adjusted EBITDA $305.0 - $330.0

Non-GAAP Adjusted EBITDA* EBITDA Reconciliation (amounts in millions) Q3 2019 Q4 2019 Q1 2020 Q2 2020 LTM Net Income/(Loss) $25.7 $37.3 ($116.6) $21.7 ($31.9) Asset Impairment and Other, Net (1.3) 0.4 (2.1) 2.0 (1.0) Taxes 5.0 (3.4) 2.7 9.1 13.4 Interest Expense, net 18.2 17.2 17.4 18.8 71.6 Depreciation Expense 14.6 14.5 14.6 14.7 58.4 Amortization Expense 17.5 17.5 17.5 17.3 69.8 Impairment of goodwill and intangible asset - - 147.5 - 147.5 Stock Compensation Expense 3.1 3.5 3.3 3.8 13.7 Restructuring costs 6.2 2.4 1.6 1.5 11.7 Non-GAAP Adjusted EBITDA $89.0 $89.4 $85.9 $88.9 $353.2 Non-GAAP Adjusted EBITDA Margin 20.1% 20.2% 19.8% 22.2% 20.5%